Exhibit 10.1

EIGHTH AMENDMENT TO REVOLVING CREDIT, TERM LOAN

AND SECURITY AGREEMENT

This Eighth Amendment to Revolving Credit, Term Loan and Security Agreement (the “Amendment”) is made this 21st day of March, 2017 by and among EVINE Live Inc., a Minnesota corporation; ValueVision Interactive, Inc., a Minnesota corporation; VVI Fulfillment Center, Inc., a Minnesota corporation; ValueVision Media Acquisitions, Inc., a Delaware corporation; ValueVision Retail, Inc., a Delaware corporation, Norwell Television, LLC, a Delaware limited liability company and PW Acquisition Company, LLC, a Minnesota limited liability company (each a “Borrower”, and collectively “Borrowers”); the financial institutions which are now or which hereafter become a party thereto as lenders (the “Lenders”) and PNC Bank, National Association (“PNC”), as agent for Lenders (PNC, in such capacity, the “Agent”).

BACKGROUND

A.       On February 9, 2012, Borrowers, Lenders and Agent entered into, inter alia, that certain Revolving Credit, Term Loan and Security Agreement (as same has been or may be amended, modified, renewed, extended, replaced or substituted from time to time, the “Loan Agreement”) to reflect certain financing arrangements between the parties thereto. The Loan Agreement and all other documents executed in connection therewith to the date hereof are collectively referred to as the “Existing Financing Agreements.” All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement.

B.        The Borrowers intend to make, (i) on the Effective Date, a voluntary prepayment in an aggregate principal amount equal to $9,500,000 (plus all accrued and unpaid interest and fees (including any prepayment premium or prepayment fees thereon)) of the GACP Term Loan from proceeds of the Term Loan Increase (as defined below) and from proceeds of equity contributions (which are not Term Loan Priority Collateral) to Borrowers (the “March 2017 GACP Voluntary Payment”) and (ii) after the Effective Date, one or more voluntary prepayments of the GACP Term Loan (including all accrued and unpaid interest and fees (including any prepayment premium or prepayment fees thereon)) from proceeds of equity contributions (which are not Term Loan Priority Collateral) to Borrowers (the “Additional GACP Voluntary Payments”).

C.        The Borrowers have requested and the Agent and the Lenders have agreed to (i) amend certain terms and provisions contained in the Loan Agreement and (ii) consent to the March 2017 GACP Voluntary Payment and the Additional GACP Voluntary Payments, subject to the terms and conditions of this Amendment.

NOW, THEREFORE, with the foregoing background hereinafter deemed incorporated by reference herein and made part hereof, the parties hereto, intending to be legally bound, promise and agree as follows:

1.       Consent. Notwithstanding anything to the contrary set forth in the Loan Agreement or any Other Document, Agent and Lenders consent to (a) the March 2017 GACP Voluntary Payment to be made on the Effective Date and (b) so long as no Default or Event of Default shall exist at the time of or after giving effect thereto, the Additional GACP Voluntary Payments to be made after the Effective Date.

2.       Term Loan. Upon the effectiveness of this Amendment, each Lender, severally and not jointly, shall reset the Term Loan by making available to Borrowers an additional Advance thereunder in an amount equal to such Lender’s Commitment Percentage of the principal amount of $6,000,000.00 (“Term Loan Increase”). The outstanding principal balance of the Term Loan (including the Term Loan Increase) as of the date hereof is $16,280,310.18. Notwithstanding anything to the contrary contained in Section 2.4 of the Loan Agreement, the reset balance of the Term Loan shall be, with respect to principal, payable as follows, subject to acceleration upon the occurrence of an Event of Default under this Agreement or termination of this Agreement: commencing on April 1, 2017 and on the first day of each month thereafter in sixty (60) consecutive monthly installments of principal each in the amount of $193,813; followed by a final payment of all unpaid principal and accrued, but unpaid interest due and payable on the last day of the Term. The Term Loan shall be evidenced by one or more secured promissory notes (collectively, the “Amended and Restated Term Note”) in substantially the form attached hereto as Exhibit 2.4. The Term Loan may consist of Domestic Rate Loans or Eurodollar Rate Loans, or a combination thereof, as Borrowing Agent may request. In the event that Borrowers desire to obtain or extend a Eurodollar Rate Loan or to convert a Domestic Rate Loan to a Eurodollar Rate Loan, Borrowing Agent shall comply with the notification requirements set forth in Sections 2.2(b) and (d) and the provisions of Sections 2.2(b) through (g) shall apply.

3.       Amendment. Upon the Effective Date, the Loan Agreement shall be amended as follows:

(a)       Section 1.2 of the Loan Agreement shall be amended by adding the following defined term in its appropriate alphabetical order:

“Additional GACP Voluntary Payments” shall have the meaning assigned in Section 2.21(d).

“Eighth Amendment” shall mean the Eighth Amendment to this Agreement dated as of March 21, 2017.

“Eighth Amendment Effective Date” shall have the meaning given to the term “Effective Date” in the Eighth Amendment.

“March 2017 GACP Voluntary Payment” shall have the meaning assigned in Section 2.21(d).

(b)       Section 1.2 of the Loan Agreement shall be amended by deleting the following definitions in their entirety and replacing them as follows:

“Maximum Loan Amount” shall mean (a) the Maximum Term Loan Amount plus (b) the Maximum Revolving Advance Amount.

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“Maximum Term Loan Amount” shall mean $16,280,310.18.

(c)       Section 2.21(d) of the Loan Agreement shall be deleted in its entirety and replaced as follows:

Nothing herein shall restrict the Borrowers’ ability to make and GACP Agent and GACP Term Loan Lender to receive and retain, payments of principal (scheduled and mandatory and to the extent PNC Agent has given consent, voluntary), interest, fees, costs and other Term Loan Obligations (as defined in the Intercreditor Agreement) in accordance with the terms of the GACP Loan Agreement (as in effect on the date hereof). In addition, notwithstanding the foregoing or anything in the Intercreditor Agreement to the contrary, the Borrowers’ shall (and shall be permitted to make and GACP Agent and GACP Term Loan Lenders shall be permitted to accept), (i) on the Eighth Amendment Effective Date, a voluntary prepayment of the GACP Term Loan in the aggregate principal amount equal to $9,5000,000 (plus all accrued and unpaid interest and fees (including any prepayment premium or prepayment fees thereon)) (the “March 2017 GACP Voluntary Payment”) and (ii) after the Eighth Amendment Effective Date, so long as no Default or Event of Default shall exist at the time of or after giving effect thereto, one or more voluntary prepayments of the GACP Term Loan (plus all accrued and unpaid interest and fees (including any prepayment premium or prepayment fees thereon)) from proceeds of equity contributions (which are not Term Loan Priority Collateral) to Borrowers (the “Additional GACP Voluntary Payments”). For the avoidance of doubt, Term Loan Priority Collateral and proceeds thereof shall be remitted to the payment of loans and obligations under the GACP Loan Agreement.

(d)       Section 7.17 of the Loan Agreement shall be deleted in its entirety and replaced as follows:

7.17.       Prepayment of Indebtedness. At any time, directly or indirectly, prepay any Indebtedness (other than to Lenders or a Borrower), or repurchase, redeem, retire or otherwise acquire any Indebtedness (other than the Obligations or Indebtedness owing to another Borrower) of any Borrower, except (a) refinancings and refundings of such Indebtedness to the extent permitted pursuant to this Agreement, (b) payments in the form of Equity Interests (other than Disqualified Stock) of Evine and (c) subject to the terms of the Intercreditor Agreement, any refinancing of or other prepayments in respect of the GACP Term Loan. Notwithstanding the foregoing or anything to the contrary in the Intercreditor Agreement, Borrowers may also make the (i) March 2017 GACP Voluntary Payment on the Eighth Amendment Effective Date and (ii) so long as no Default or Event of Default shall exist at the time of or after giving effect thereto, the Additional GACP Voluntary Payments.

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(e)       Section 6.5(b) of the Loan Agreement shall be deleted in its entirety and replaced as follows:

(b)       Minimum EBITDA. If at any time during any fiscal quarter commencing with the fiscal quarter ending on or about January 31, 2017 or during any fiscal quarter thereafter, (i) an Event of Default is continuing or (ii) Borrowers’ Undrawn Availability is equal to or less than $18,000,000, cause to be achieved a minimum EBITDA of not less than the following amounts as of the end of the fiscal quarter immediately prior to the fiscal quarter during which Borrowers’ Undrawn Availability was less than the foregoing amount or during which such Event of Default occurred and as of the end of each fiscal quarter thereafter until such Event of Default is waived or Undrawn Availability at all times during a subsequent fiscal quarter is not less than $18,000,000 (in each case to be tested for the four quarter period then ending on or about the date specified below):

Quarters Ending	Amount
January 31, 2017, April 30, 2017, July 31, 2017, October 31, 2017	$14,000,000
January 31, 2018, April 30, 2018, July 31, 2018, October 31, 2018	$16,000,000

Each fiscal year thereafter, the EBITDA to be tested in each fiscal quarter during such year, shall be an amount equal to 115% of the prior fiscal year covenant amount

(f)       Section 13.1 of the Loan Agreement shall be deleted in its entirety and replaced as follows:

13.1       Term. This Agreement, which shall inure to the benefit of and shall be binding upon the respective successors and permitted assigns of each Borrower, Agent and each Lender, shall become effective on the date hereof and shall continue in full force and effect until March 21, 2022 (the “Term”) unless sooner terminated as herein provided. Borrowers may terminate this Agreement at any time upon ten (10) Business Days’ prior written notice and upon payment in full of the Obligations other than contingent indemnification Obligations for which no claim has been asserted and Letters of Credit to the extent such Letters of Credit have been cash collateralized.

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4.       Representations and Warranties. Each of the Borrowers hereby:

(a)       reaffirms all representations and warranties made to Agent and Lenders under the Loan Agreement and all of the other Existing Financing Agreements and confirms that after giving effect to any updated schedules all are true and correct in all material respects as of the date hereof (except to the extent any such representations and warranties specifically relate to a specific date, in which case such representations and warranties were true and correct in all material respects on and as of such other specific date);

(b)       reaffirms all of the covenants contained in the Loan Agreement, covenants to abide thereby until all Advances, Obligations and other liabilities of Borrowers and Guarantor to Agent and Lenders under the Loan Agreement of whatever nature and whenever incurred, are satisfied and/or released by Agent and Lenders;

(c)       represents and warrants that no Default or Event of Default has occurred and is continuing under any of the Existing Financing Agreements;

(d)       represents and warrants that it has the authority and legal right to execute, deliver and carry out the terms of this Amendment, that such actions were duly authorized by all necessary limited liability company or corporate action, as applicable, and that the officers executing this Amendment on its behalf were similarly authorized and empowered, and that this Amendment does not contravene any provisions of its certificate of incorporation or formation, operating agreement, bylaws, or other formation documents, as applicable, or of any contract or agreement to which it is a party or by which any of its properties are bound; and

(e)       represents and warrants that this Amendment and all assignments, instruments, documents, and agreements executed and delivered in connection herewith, are valid, binding and enforceable in accordance with their respective terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally.

5.       Conditions Precedent/Effectiveness Conditions. This Amendment shall be effective upon the occurrence of the following conditions precedent, each in form and substance satisfactory to Agent (the “Effective Date”):

(a)        Agent’s receipt of this Amendment fully executed by the Borrowers;

(b)       Agent’s receipt of a fully executed amendment to the GACP Loan Agreement;

(c)       Agent’s receipt a fully executed amendment to the Intercreditor Agreement;

(d)       Agent’s receipt of fully executed Amended and Restated Term Loan Notes (“Notes”);

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(e)       Agent’s receipt, for the benefit of the Lenders, of an amendment fee in the amount of $175,000, in immediately available funds, which fee shall be fully earned as of the date of this Amendment, non-refundable and not subject to pro-ration;

(f)       Agent shall have received a secretary and incumbency certificate for each Borrower identifying all authorized officers with specimen signatures, a certificate of no change to the organizational documents of each Borrower, and authorizing resolutions of each Borrower authorizing the execution of this Amendment and the Notes and the transactions contemplated herein;

(g)       Agent shall have received the executed legal opinion of Damon Schramm, Esq., in form and substance satisfactory to Agent which shall cover such matters incident to the transactions contemplated by this Amendment as Agent may reasonably require and each Borrower hereby authorizes and directs such counsel to deliver such opinions to Agent and Lenders;

(h)       Agent shall have received Uniform Commercial Code, judgment and state and federal tax lien searches against Borrowers showing no Liens on any of the Collateral, other than Permitted Encumbrances;

(i)       Agent shall have received a closing certificate signed by the Chief Financial Officer of each Borrower dated as of the Effective Date, stating that (i) all representations and warranties set forth in the Loan Agreement and the Other Documents are true and correct in all material respects on and as of such date after giving effect to the updated schedules, except to the extent such representation or warranty was expressly made as of an earlier date, in which case, such representation and warranty was true and correct in all material respects on and as of such earlier date, (ii) each Borrower is on such date in compliance in all material respects with all the terms and provisions set forth in the Loan Agreement and the Other Documents and (iii) on such date no Default or Event of Default has occurred or is continuing; and

(j)       Agent’s receipt of such other documents as Agent or counsel to Agent may reasonably request.

6.       Further Assurances. Each of the Borrowers hereby agrees to take all such actions and to execute and/or deliver to Agent and Lenders all such documents, assignments, financing statements and other documents, as Agent and Lenders may reasonably require from time to time, to effectuate and implement the purposes of this Amendment.

7.       Payment of Expenses. Borrowers shall pay or reimburse Agent and Lenders for its reasonable attorneys’ fees and expenses in connection with the preparation, negotiation and execution of this Amendment and the documents provided for herein or related hereto.

8.       Reaffirmation of Loan Agreement. Except as modified by the terms hereof, all of the terms and conditions of the Loan Agreement, as amended, and all other of the Existing Financing Agreements are hereby reaffirmed and shall continue in full force and effect as therein written.

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9.       [Reserved].

10.       Miscellaneous.

(a)       Third Party Rights. No rights are intended to be created hereunder for the benefit of any third party donee, creditor, or incidental beneficiary.

(b)       Headings. The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.

(c)       Modifications. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

(d)       Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York.

(e)       Counterparts. This Amendment may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission or PDF shall be deemed to be an original signature hereto.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

BORROWERS:	EVINE LIVE INC.

By:
	Name:	Timothy Peterman
	Title:	Chief Financial Officer

VALUEVISION INTERACTIVE, INC.

By:
	Name:	Timothy Peterman
	Title:	Chief Financial Officer

VVI FULFILLMENT CENTER, INC.

By:
	Name:	Timothy Peterman
	Title:	Chief Financial Officer

VALUEVISION MEDIA ACQUISITIONS, INC.

By:
	Name:	Timothy Peterman
	Title:	Chief Financial Officer

VALUEVISION RETAIL, INC.

By:
	Name:	Timothy Peterman
	Title:	Chief Financial Officer

NORWELL TELEVISION, LLC

By:
	Name:	Timothy Peterman
	Title:	Chief Financial Officer

[SIGNATURE PAGE TO EIGHTH AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT]

PW ACQUISITION COMPANY, LLC

By:
Name:	Timothy Peterman
Title:	Chief Financial Officer

[SIGNATURE PAGE TO EIGHTH AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT]

AGENT:	PNC BANK, NATIONAL ASSOCIATION, as Lender and as Agent

By:
Sherry Winick, Vice President

Address: 200 South Wacker Drive, Suite 600
Chicago, Illinois 60606

LENDERS:	PNC BANK, NATIONAL ASSOCIATION, as Lender and as Agent

By:
Sherry Winick, Vice President

Revolving Commitment Percentage: 77.0%
Term Loan Commitment Percentage: 77.0%

THE PRIVATEBANK AND TRUST COMPANY, as Lender

By:
Name:
Title:

Revolving Commitment Percentage: 23.0%
Term Loan Commitment Percentage: 23.0%

[SIGNATURE PAGE TO EIGHTH AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT]